UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  October 25, 2001

                          IRWIN HOME EQUITY LOAN TRUST 2001-2
                      Home Equity Loan-Backed Term Notes, 2001-2


New York (governing law of           333-43091-10            N/A
Pooling and Servicing Agreement)    (Commission            IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000


         (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On October 25, 2001 a distribution was made to holders of IRWIN HOME EQUITY LOAN TRUST 2001-2, Home Equity Loan-Backed Term Notes, 2001-2



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Irwin Home Equity Loan-Backed Term Notes, Series 2001-2, relating to the October 25, 2001 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           IRWIN HOME EQUITY LOAN TRUST 2001-2
                        Home Equity Loan-Backed Notes, Series 2001-2

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Officer
              By:   Beth Belfield, Officer
              Date: 11/06/2001


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Irwin Home Equity Loan-Backed Term Notes, Series 2001-2, relating to the October 25, 2001 distribution.






Irwin Home Equity Loan-Backed Term Notes Series 2001-2
Master Servicer Certificate
Remittance Date:     10/25/2001


Certificate Summary






                                             Noteholder Distribution Summary

                                             Beginning          Interest           Principal          Aggregate           Ending
                                Note           Note           Distribution       Distribution        Distribution          Note
Class of Notes                  Rate          Balance            Amount             Amount              Amount            Balance

I A-1 Term Notes                 2.88375%    64,930,000.00      140,431.42      1,221,416.96        1,361,848.37      63,708,583.04
I A-2 Term Notes                 5.45000%   115,000,000.00      522,291.67              0.00          522,291.67     115,000,000.00
II A-1 Term Notes                2.88375%    72,972,000.00      157,824.75      1,243,724.56        1,401,549.31      71,728,275.44
II A-2 Term Notes                4.35000%    26,949,000.00       97,690.13              0.00           97,690.13      26,949,000.00
II A-3 Term Notes                4.85000%    50,846,000.00      205,502.58              0.00          205,502.58      50,846,000.00
II A-4 Term Notes                5.68000%    31,104,000.00      147,225.60              0.00          147,225.60      31,104,000.00
II A-5 Term Notes                6.52000%    41,796,000.00      227,091.60              0.00          227,091.60      41,796,000.00
III A-1 Term Notes               3.01375%   130,000,000.00      293,840.63      1,416,400.72        1,710,241.34     128,583,599.28
Variable Funding Notes           3.01375%             0.00            0.00              0.00                0.00               0.00
A-IO Term Notes (1)             10.00000%    54,112,000.00      450,933.33                NA          450,933.33      54,112,000.00
M-1                              3.53875%    53,022,000.00      140,723.70              0.00          140,723.70      53,022,000.00
M-2                              3.91375     43,904,000.00      128,871.96              0.00          128,871.96      43,904,000.00
B                                4.66375     43,904,000.00      153,567.96              0.00          153,567.96      43,904,000.00
                                            674,427,000.00    2,665,995.32      3,881,542.23        6,547,537.56     670,545,457.77

(1) Class A-IO Term Note Balance is Notional

                                                                Interest Period            Interest Period        Number of Interest
                                               LIBOR                 Begin                        End                 Accrual Days
                                              2.66375%              9/28/01                   10/24/01                    27


                              Beginning Note  Prepayment Penalty   Excess Spread      Release of          Aggregate     Ending Note
                                 Balance          Distribution     Distribution  Overcollateralization   Distribution    Balance
Certificates                  1,012,975.84       28,571.06               0.00            0.00             28,571.06    2,645,408.97






                       Noteholder Distribution Factors Summary (Per $1000 Original Principal Amount)

           Original            Interest       Principal           Aggregate         Ending
             Note            Distribution    Distribution       Distribution         Note
Class        Balance            Amount          Amount             Amount           Factor

I A-1              64,930,000.00       2.16281250     18.81128842         20.97410092       981.18871158
I A-2             115,000,000.00       4.54166667      0.00000000          4.54166667     1,000.00000000
II A-1             72,972,000.00       2.16281250     17.04386011         19.20667261       982.95613989
II A-2             26,949,000.00       3.62500000      0.00000000          3.62500000     1,000.00000000
II A-3             50,846,000.00       4.04166667      0.00000000          4.04166667     1,000.00000000
II A-4             31,104,000.00       4.73333333      0.00000000          4.73333333     1,000.00000000
II A-5             41,796,000.00       5.43333333      0.00000000          5.43333333     1,000.00000000
III A-1           130,000,000.00       2.26031250     10.89539012         13.15570262       989.10460988
Variable Funding            0.00       0.00000000      0.00000000          0.00000000         0.00000000
A-IO               54,112,000.00       8.33333333             N/A          8.33333333                N/A
M-1                53,022,000.00       2.65406250      0.00000000          2.65406250      1,000.0000000
M-2                43,904,000.00       2.93531250      0.00000000          2.93531250      1,000.0000000
B                  43,904,000.00       3.49781250      0.00000000          3.49781250      1,000.0000000
Total             674,427,000.00



                                                    Collateral Collections Summary
                                               Group I              Group II               Group III               Total
Aggregate Collections:                      1,680,122.98          2,922,408.55           2,329,196.78           6,931,728.31

Interest Collections                          972,388.83          2,201,748.55             920,008.25           4,094,145.63

Principal Collections                         707,734.15            720,660.00           1,409,188.53           2,837,582.68

Additional Balances Created (Group III)                                                    588,473.58
Additional Balances Purchased                                                              588,473.58
Additional Balance Differential                                                                  0.00
Net Principal Collections                     707,734.15            720,660.00             820,714.95           2,249,109.10
Net Principal Collections quotient by group   0.314673108           0.320420205            0.364906687
Principal Collections Distribution Amount                                                                       2,249,109.10

Prepayment Penalties Collected                                                                                     28,571.06
Purchase/Repurchase Price of any Mortgage Loans Purchased                                                               0.00
Liquidation Proceeds                                                                                                    0.00
Insurance Proceeds                                                                                                      0.00
Substitution Adjustment Amounts                                                                                         0.00
less Servicing Fee                                                                                                365,055.57
Transfer from the Collection Acct. to the Trustee Collection Acct.                                              6,006,770.22
Transfer from the Capitalized Interest Acct. to the Trustee Coll. Acct.                                           698,238.40
Total Available                                                                                                 6,705,008.62

Prepayment Interest Shortfall                                                                                       8,995.61

Payments in Order of Priority (Section 3.05 of the Indenture)
Prepayment Penalties (due to the Certificate holders)                                                              28,571.06
Payment to the Interests Rate Cap Counter Party                                                                   128,900.00
Class A and Class A-IO Note Interest Distribution                                                               2,242,831.70
Class M-1 Note Interest Distribution                                                                              140,723.70
Class M-2 Note Interest Distribution                                                                              128,871.96
Class B Note Interest Distribution                                                                                153,567.96
Class A Note Principal Collection Distribution Amount                                                           2,249,109.10
Class M-1 Note Principal Collection Distribution Amount                                                                 0.00
Class M-2 Note Principal Collection Distribution Amount                                                                 0.00
Class B Note Principal Collection Distribution Amount                                                                   0.00
Class A Note Liquidation Loss Distribution Amount                                                                       0.00
Class M-1 Note Liquidation Loss Distribution Amount                                                                     0.00
Class M-2 Note Liquidation Loss Distribution Amount                                                                     0.00
Class B Note Liquidation Loss Distribution Amount                                                                       0.00
Class A Note Overcollateralization Increase Amount                                                              1,632,433.13
Class M-1 Note Overcollateralization Increase Amount                                                                    0.00
Class M-2 Note Overcollateralization Increase Amount                                                                    0.00
Class B Note Overcollateralization Increase Amount                                                                      0.00
Payments to the Indenture Trustee and the Administrator of any unpaid expenses                                          0.00
Class A Note Interest Carry-Forward Amounts (with interest thereon)                                                     0.00
Class M-1 Note Interest Carry-Forward Amounts (with interest thereon)                                                   0.00
Class M-2 Note Interest Carry-Forward Amounts (with interest thereon)                                                   0.00
Class B Note Interest Carry-Forward Amounts (with interest thereon)                                                     0.00
Payments of any remaining amounts to the Certificate holders                                                            0.00
Total Distributions from Trustee Collection Account                                                             6,705,008.62

Excess Spread                                                                                                   1,632,433.13


                                                            POOL SUMMARY

                                                               Group I             Group II         Group III       Total
Beginning Pool Balance                                      124,872,483.54       212,101,345.63   111,887,588.26    448,861,417.43

Ending Pool Balance                                         124,164,749.39       211,380,685.63   111,066,873.31    446,612,308.33

Beginning # of Mortgage Loans                                    2,823               5,011            2,781             10,615

Ending # of Mortgage Loans                                       2,807               5,000            2,750             10,557

Net Mortgage Interest Rate                                      10.098%             13.655%          10.499%            11.877%

Loans Removed from the Trust
      Number of loans                                                                                                      0.00
      Principal Balance                                           0.00                 0.00            0.00                0.00

Current Period Liquidation Loss Amount                            0.00                 0.00            0.00                0.00
Aggregate Liquidation Loss Amount                                 0.00                 0.00            0.00                0.00
Cumulative Liquidation Loss Percentage (Loss Test)                                                                         0.00%

Overcollateralization Summary                                                                   Loss Test Targets:
Overcollateralization Target Amount                          30,394,798.91                      Collection Period 36 - 48    9.50%
                                                                                                Collection Period 49 - 60   11.25%
Beginning Overcollateralization Amount                        1,012,975.84                      Collection Period 61 - 84   11.75%
Overcollateralization Increase Amount                         1,632,433.13                      Collection Period 85+       12.25%
Overcollateralization Release Amount                                  0.00
Ending Overcollateralization Amount                           2,645,408.97                Loss Test Satisfied?       Yes

Rapid Amortization Event: None                                                     Senior Enhancement Percentage            21.00%
Servicing Default: None                                              17.75% of the Senior Enhancement Percentage             2.47%
                                                          3-Month Rolling Average 60-Day Delinquency Percentage              0.00%

                                                                                       Delinquency Test Stratified?   Yes

Pre-funding Account Summary                            Group I             Group II           Group III            Total
Beginning Account Balance                           102,887,198.77     101,266,193.16       22,425,166.48       226,578,558.41
Reinvestment Earnings (9/28/01 to 10/24/01)             117,657.74         115,804.02           25,644.53           259,106.29
   less Subsequent Mortgage Loans Purchased         (21,127,859.69)    (28,891,862.01)     (16,022,416.84)      (66,042,138.54)
   less Transfers to the Trustee Collection Acct.             0.00               0.00                0.00                 0.00
   less Transfers to the Capitalized Interest Acct.    (117,657.74)       (115,804.02)         (25,644.53)         (259,106.29)
Ending Account Balance (as of 10/25/01)              81,759,339.08      72,374,331.15        6,402,749.64       160,536,419.87

Next Payment Date a Subsequent Transfer Date?      Yes
Expected Subsequent Transfer Balance                 21,127,859.69      28,891,862.01       16,022,416.84        66,042,138.54

Capitalized Interest Account Summary
Beginning Account Balance                             3,696,081.40
Reinvestment Earnings                                     6,115.89
Transfers from the Pre-funding Account                  259,106.29
   less Capitalized Interest Requirement               (698,238.40)
Subtotal                                              3,263,065.18
   less Overfunded Capitalized Interest Amount       (1,444,127.57)
Ending Account Balance                                1,818,937.61

Funding Account Summary
Beginning Account Balance                                     0.00
Advances Deposited                                      588,473.58
   less Advances Purchased                             (588,473.58)
Ending Account Balance                                        0.00


                                                           Delinquency Summary


Group I
                       Current                    30+ Days                  60+ Days               90+ Days      Total over 60 Days
                #     Balance      %     #      Balance        %      #   Balance   %      #   Balance   %     #   Balance  %
Delinquent      NA       NA       NA      4      170,044    0.14%     -        -   0.00%   -      -     0%     -      -    0%
Bankrupt         1    56,838      0%      0             0      0%     -        -   0%      -      -     0%     -      -    0%
REO             NA       NA       NA     NA        NA         NA      -        -   0%      -      -     0%     -      -    0%
Foreclosure     NA       NA       NA     NA        NA         NA      -        -   0%      -      -     0%     -      -    0%

Total            1    56,838      0%      4     170,044     0.14%     -        -   0.00%   -      -     0%     -      -    0%


Group II
                       Current                    30+ Days                  60+ Days               90+ Days      Total over 60 Days
                #     Balance      %     #      Balance        %      #   Balance    %     #   Balance    %     #   Balance    %
Delinquent      NA       NA       NA     18     753,541     0.36%     1    30,393   0.01%   -      -     0%     1  30,393     0%
Bankrupt         -       -       0.00%    -         -          0%     -       -     0%      -      -     0%     -     -       0%
REO             NA       NA       NA     NA        NA         NA      -       -     0%      -      -     0%     -     -       0%
Foreclosure     NA       NA       NA     NA        NA         NA      -       -     0%      -      -     0%     -     -       0%

Total            -       -       0.00%   18     753,541     0.36%     1    30,393   0.01%   -      -     0%     1  30,393     0%


Group III
                       Current                    30+ Days                  60+ Days               90+ Days      Total over 60 Days
                #     Balance      %     #      Balance        %      #   Balance      %     #   Balance   %     #   Balance  %
Staus Quo       NA       NA       NA     13      483,154    0.44%     -     -      0.00%      -      -    0%     -     -     0%
Bankrupt         2     88,846   0.08%     1       29,444       0%     -     -      0.00%      -      -    0%     -     -     0%
REO             NA       NA       NA     NA        NA         NA      -     -         0%      -      -    0%     -     -     0%
Foreclosure     NA       NA       NA     NA        NA         NA      -     -         0%      -      -    0%     -     -     0%

Total            2     88,846   0.08%    14      512,598    0.46%     -     -      0.00%      -      -    0%     -     -     0%


Total
                       Current                    30+ Days                  60+ Days               90+ Days      Total over 60 Days
                #     Balance      %     #      Balance        %      #   Balance      %     #   Balance   %     #   Balance    %
Delinquent      NA       NA       NA     35    1,406,739    0.31%     1     30,393  0.01%     -     -     0%     1   30,393    0%
Bankrupt         3     145,684   0.03%    1       29,444       0%     -      -      0.00%     -     -     0%     -     -       0%
REO             NA       NA       NA     NA        NA         NA      -      -         0%     -     -     0%     -     -       0%
Foreclosure     NA       NA       NA     NA        NA         NA      -      -         0%     -     -     0%     -     -       0%

Total            3     145,684  0.03%    36    1,436,183    0.32%      1    30,393  0.01%     -     -     0%     1   30,393    0%




HLTV
                       Current                    30+ Days                  60+ Days               90+ Days               120+ Days
                #     Balance      %     #      Balance        %       #   Balance       %     #   Balance      %     #   Balance  %
Delinquent      NA       NA       NA     20       822,041     .32%      1    30,393  0.01%      -      -         0%    0     0    0%
Bankrupt         -        0      0.00%    -         -           0%      -      -        0%      -      -         0%    0     0    0%
REO             NA       NA       NA     NA        NA         NA        -      -        0%      -      -         0%    0     0    0%
Foreclosure     NA       NA       NA     NA        NA         NA        -      -        0%      -      -         0%    0     0    0%

Total            -        0     0.00%    20       822,041     .32%      1    30,393  0.01%      -      -         0%    -     -    0%


HLTV (Continued)
                  150+ Days
                #     Balance   %
Delinquency     0          0   0%
Bankrupt        0          0   0%
REO             0          0   0%
Foreclosure     0          0   0%

Total           -          -   0%
